COMMON STOCK

NUMBER

INWK

COMMON STOCK

SHARES

InnerWorkings™

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 45773Y 10 5

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

INNERWORKINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER AND SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

TO COME

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

InnerWorkings, Inc.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at its principal executive offices.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________
(State)

UNIF TRF MIN ACT — __________ Custodian (until age ______)
(Cust)
__________ under Uniform Transfers
(Minor)
to Minors Act __________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.